UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 14, 2006

ZUMIEZ INC.

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

000-51300	91-1040022
(Commission File Number)	(IRS Employer Identification No.)

6300 Merrill Creek Parkway, Suite B, Everett, Washington	98203
(Address of Principal Executive Offices)	(Zip Code)

(425) 551-1500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events

On June 14, 2006, Zumiez Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) among the Company, Brentwood-Zumiez Investors, LLC (“Brentwood”), and Piper Jaffray & Co. (the “Underwriter”) relating to the sale by Brentwood of an aggregate of 1,609,090 shares of the Company’s common stock. The sale was registered under the Securities Act of 1933 pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-134646), and was made pursuant to a prospectus dated June 14, 2006, as supplemented by a prospectus supplement dated June 14, 2006. The Underwriting Agreement is filed as an exhibit to this report.

Item 9.01.              Financial Statements and Exhibits.

(d)            Exhibits

1.1           Underwriting Agreement dated June 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZUMIEZ INC. (Registrant)

Date: June 16, 2006	By:	/s/ Richard M. Brooks
Richard M. Brooks
President and Chief Executive Officer